J.P. MORGAN U.S EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan U.S. Value Fund

JPMORGAN TRUST II

JPMorgan Equity Income Fund

(All Share Classes)

(the “Funds”)

Supplement dated September 12, 2023

to the current Summary Prospectuses, Prospectuses and Statement of Additional information,

as supplemented

Portfolio Manager Retirement in Fall 2024. Clare Hart has announced her retirement from J.P. Morgan Investment Management Inc., to be effective in the fall of 2024. Ms. Hart will continue to serve on the portfolio management team of the Funds until her retirement, and upon her retirement, the current co-portfolio managers, Andrew Brandon and David Silberman, will assume full authority of the day-to-day management of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-USEQ-923